SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549


                                                    FORM 8-K


                                                  Current Report
                                          Pursuant to Section 13 or 15(d)
                                     of the Securities Exchange Act of 1934.




Date of Report (Date of earliest event reported)   April 5, 2000
                                                   -------------




                               BARPOINT.COM, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



000-21235                                               11-2780723
---------------------------------               ------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



       1East Broward Boulevard, Suite 410, Fort Lauderdale, Florida 33301
       -------------------------------------------------------------------
               (Address of principal executive offices)           (Zip Code)


                                 (954) 745-7500
                   ------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         (a) The Company closed the first tranche of a private offering of common stock at a price of $12 per share by the Company and selling stockholders on April 5, 2000. The Company received gross proceeds of approximately $17.7 million. The second tranche may consist of up to an additional $12 million, however, there can be no assurance that any additional sales will be made. The Company proposes to use the net proceeds of the offering to provide capital for continued product development, advertising, enhancement of marketing efforts and general corporate purposes. The selling stockholders, Irrevocable Trust No. III and Matthew Schilowitz received gross proceeds of approximately $4.4 million in the closing. Offers were made only by means of an offering memorandum. The common stock sold in the private placement has not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from such registration.

         (b) At the annual meeting of shareholders held on April 4, 2000 the shareholders approved the following matters with the votes as indicated:

                  (i) Election of Directors - the following directors were elected to serve until the next Annual Meeting of Shareholders and until their successors are elected:

Name                          Votes in Favor                     Votes Withheld

Leigh M. Rothschild             12,775,080                           11,800
Seymour G. Siegel               12,775,080                           11,800
David W. Sass                   11,916,070                          870,810
Jeffrey W. Sass                 12,775,080                           11,800
John C. Macatee                 12,775,080                           11,800
Jay Howard Linn                 12,775,080                           11,800
Kenneth Jaeggi                  12,773,596                           13,284

                  (ii) Adopted the 1999 Equity Incentive Plan:

                  Votes in Favor                     Votes Withheld     Against

                  10,290,278                         5,425              66,232


                  (iii) Ratified the granting of certain options to officers and directors of the Company under the 1999 Equity Incentive Plan:

                  Votes in Favor                     Votes Withheld     Against

                  10,290,508                         4,645               67,232

                  (iv)  Adopted  an  Amendment  to  the  Company's   Certificate
Incorporation increasing the authorized shares of common stock to 100,000,000 shares:

                  Votes in Favor                     Votes Withheld     Against

                  12,738,042                         2,625               46,213


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

         (b)      Pro Forma Balance Sheet as of April 5, 2000.

         (c)      Exhibits:

                  1.       Certificate of Amendment to the Certificate of
                            Incorporation.

                  2.       Press Release dated April 12, 2000.

                                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BARPOINT.COM, INC.
                                          (Registrant)



By:   /s/ John C. Macatee
       John C. Macatee, President



DATED:    April 12, 2000

BarPoint.Com, Inc. and Subsidiaries
Pro Forma Balance Sheet
April 5, 2000


                                          Pro Forma
                                        ------------

Cash and cash equivalents               $ 43,170,642
Other current assets                       1,899,434
Marketable securities                      7,181,221
Fixed assets-nets                            167,086
Intangible-net                             1,051,397
                                        -------------

Total Assets                            $ 53,469,780

Current liabilities                     $  1,652,410
Deferred taxes                            11,203,921
Common stock                                  16,915
Paid in capital                           29,214,630
Comprehensive income                        (225,043)
Retained earnings                         11,606,947
                                        -------------

Total liabilites and equity             $ 53,469,780
                                        ============

                                          CERTIFICATE OF AMENDMENT
                                                     OF
                                        CERTIFICATE OF INCORPORATION
                                                     OF
                                             BARPOINT.COM, INC.

BARPOINT.COM,   INC.,  (hereinafter  called  the  "corporation")  a  corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: The name of the corporation is BarPoint.com, Inc.

SECOND: The certificate of incorporation of the corporation was filed by the Department of State on December 19, 1995 under the name The Harmat Organization, Inc.

THIRD: Article Fourth of the certificate of incorporation is hereby amended to increase the authorized shares of Common Stock of the corporation.

FOURTH: To accomplish the foregoing amendment, Article Fourth of the certificate of incorporation of the corporation relating to the capital of the corporation is hereby amended by striking out paragraph 1 of said Article thereof and by substituting in lieu of said paragraph, the following new paragraph:

                  FOURTH: The total number of shares of all classes of stock which the corporation shall have authority to issue is one hundred and five million (105,000,000), which are divided into one hundred million (100,000,000) shares of Common Stock of a par value of one mil per share and five million (5,000,000) shares of Preferred Stock of a par value of one mil per share.

FIFTH: The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, I have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by me and are true and correct.

Executed on this 4th day of April, 2000

                                                      /s/ John C. Macatee
                                                     ----------------------
                                                 John C. Macatee, President and
                                                 Chief Executive Officer

                                                      /s/ Jeffrey Sass
                                                 Jeffrey Sass, Secretary

Wesdnesday April 12, 2000 7:01 am Eastern Time

Company Press Release

BarPoint.com, Inc. Announces Closing of First Tranche of Private Placement of Common Stock

       Fort Lauderdale, Florida - April 12, 2000 BarPoint.com, Inc. (BB:BPNT) today announced that it closed the first tranche of a private offering of common stock at a price of $12 per share by the Company and selling stockholders on April 5, 2000. The Company received gross proceeds of approximately $17.7 million. The second tranche may consist of up to an additional $12 million, however, there can be no assurance that any additional sales will be made. The Company proposes to use the net proceeds of the offering to provide capital for continued product development, advertising, enhancement of marketing efforts and general corporate purposes. The selling stockholders, Irrevocable Trust No. III and Matthew Schilowitz received gross proceeds of approximately $4.4 million in the closing. Offers were made only by means of an offering memorandum. The common stock sold in the private placement has not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from such registration.


This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For more complete information concerning factors which could affect the Company's results, reference is made to the Company's reports and other documents filed with the Securities and Exchange Commission.